Exhibit 10.13

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K, BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. IN ADDITION, CERTAIN PERSONALLY IDENTIFIABLE INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO ITEM 601(A)(6) OF REGULATION S-K. [*****] INDICATES THAT INFORMATION HAS BEEN REDACTED

Car Park Tenancy Agreement

This Agreement is made on dd/mm/yyyy 22/12/2022 Between the Landlord and the Tenant as more particularly described in Schedule I.

The Landlord shall let and the Tenant shall take the Premises for the Term and at the Rent as more particularly described in Schedule I and both parties agree to observe and perform the terms and conditions as follow:-

1	The Tenant shall pay to the Landlord the Rent in advance on or before (st/nd/rd/th) of each and every calendar month during the Term. If the Tenant shall fail to pay the Rent within 7 days from the due date, the Landlord shall have the right to institute appropriate action to recover the Rent and all costs, expenses and other outgoings so incurred by the Landlord in relation to such action shall be a debt owed by the Tennat to the Landlord and shall be recoverable in full by the Landlord.

2	The Tenant shall not assign, transfer sublet or part with the possession of the car park space to any other person. This tenancy shall be personal to the Tenant named therein.

3	The Tenant shall comply with all regulations and rules of that parking lot.

4	The Tenant shall pay to the Landlord the Security Deposit set out in Schedule I, the Landlord shall refund the Security Deposit to the Tenant without interest within 7 days after termination of this agreement.

5	The Landlord shall provide access card and parking permit to the Tenant, and the Tenant shall responsible for the lost of access card or parking permit during the Term, and should return the access card and parking permit to the Landlord after termination of this agreement.

6	The Landlord and the Tenant agree to be bound by the additional terms and conditions in Schedule II (if any).

7	If there is any conflict between the English version and the Chinese version in this Agreement, the English version shall prevail.

Schedule I

Address of Car Park space:	Car Park No. 730, 7/F, Site 2, Charming Garden, 8 Hoi Ting Road, Kowloon
Landlord Name:	[*****]	HK ID / BR No.	[*****]
Address:	[*****]
Phone:	[*****]
Tenant Name:	Fortune Jet Management & Training Co. Limited	HK ID / BR No.	[*****]
Address:	18/F, Wing Wong Commercial Building, 557-559 Nathan Road, Yau Ma Tei, Kowloon
Phone:	[*****]
Term From dd/mm/yyyy	22/12/2022	To dd/mm/yyyy	21/12/2024 (both days inclusive)
Rent Per Month, HKD	$3,300	Security Deposit, HKD	$3,300

Schedule II

1	Landlord or Tenant shall be responsible for the following payments:

Landlord / For Management Fee	Landlord / For Government Rate	Landlord / For Government Rent

2	Notwithstanding anything to the contrary hereinbefore contained, either party shall be entitled to terminate this Agreement earlier than as herein provided by serving not less than 1 months’ written notice or by paying 1 months’ Rent in lieu to the other party provided that the said written notice shall not be served before the expiration of the 12 months of the Term of Tenancy.

3	Landlord’s bank account for receiving rent payment: [*****] _______________________

4	Others: __________________________________________________________________

Landlord received HKD $3,300 Security Deposit from Tenant

Check #(If Any)

Landlord received HKD $3,300 Initial Rent from Tenant

Check #(If Any)

	Tenant received from Landlord for the Carpark	Permit(s) And Access card(s)

Confirmed and accepted all the terms and conditions herein by the Landlord:	Confirmed and accepted all the terms and conditions herein by the Tenant:

[Signature by landlord affixed here]	[Company seal affixed here]
HK ID / BR No.: [*****]	[*****]